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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                               November 25, 1996
               Date of Report (date of earliest event reported)

                           ADAPTIVE SOLUTIONS, INC.
            (Exact name of Registrant as specified in its charter)

            Oregon                         0-22472              93-0981962
(State or other jurisdiction of    (Commission File Number) (I.R.S. Employer
incorporation or organization)                               Identification
                                                                   No.)
     1400 N.W. Compton Drive, Suite 340
               Beaverton, Oregon                                  97006
  (Address of principal executive offices)                      (Zip Code)

                                (503) 690-1236
             (Registrant's telephone number, including area code)

                                Not Applicable
         (Former name or former address, if changed since last report)

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Item 5.  Other Events

     On November 25, 1996, Adaptive Solutions, Inc., an Oregon corporation (the "Registrant"), announced that its Board of Directors has named Daniel J. Meub President, Chief Executive Officer, and a director of the Company.

     Exhibits

          99.1  Press Release dated November 25, 1996, relating to the Event.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 19, 1996             ADAPTIVE SOLUTIONS, INC.


                                   By:  /s/ Richard L. Boonstra
                                      ----------------------------------------
                                      Richard L. Boonstra
                                      Controller
                                      (Principal Financial and Accounting
                                      Officer)

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                           ADAPTIVE SOLUTIONS, INC.

                                 EXHIBIT INDEX

                                                                   Sequentially
                                                                     Numbered
Document                                                               Page
--------                                                           ------------

99.1    Press Release dated November 25, 1996, relating to               6
        the Event.